Exhibit (lll)

CLEVELAND-CLIFFS INC

Amendment No. 2

to

Long-Term Incentive Program Participant Grant and Agreements

for

John S. Brinzo

This Amendment No. 2 is executed as of the date set forth below by Cleveland-Cliffs Inc (the “Company”);

WITNESSETH:

WHEREAS, effective May 8, 2000, Cleveland Cliffs Inc (the “Company”) established the Cleveland-Cliffs Inc Long-Term Incentive Plan (the “Incentive Plan”) in order to attract and retain executives and other key employees of the Company and its subsidiaries and to align their interests directly with the interests of the shareholders of the Company by increasing the Company’s long-term value and exceeding the performance of peer companies; and

WHEREAS, in conjunction with the Incentive Plan, the Company entered into Long-Term Incentive Plan Participant Grant and Agreements (“Participant Grants”) with certain eligible employees, including John S. Brinzo (“Brinzo”), for the 2004 year (the “Brinzo 2004 Participant Grant”), the 2005 year (the “Brinzo 2005 Participant Grant”) and the 2006 year (the “Brinzo 2006 Participant Grant) (collectively, the “Brinzo Participant Grants”); and

WHEREAS, by amendment dated September 18, 2006, made pursuant to Section 5.7 of the Participant Grants, the Company amended the Participant Grants to clarify the vesting of the Performance Shares and Retention Units granted thereunder; and

WHEREAS, the Company desires to amend the language of Amendment Number 1, effective September 1, 2006, in order to correct an error in reference to certain of the Participant Grants;

NOW, THEREFORE, pursuant to Section 5.7 of the Participant Grants, Amendment Number 1 is hereby amended, effective September 1, 2006, to change the introductory language in item 4 as follows:

“(4) Section 3.5 of Brinzo’s 2005 and 2006 Participant Grants are hereby amended by the addition of a new sentence at the end of each such Section to read as follows:”

IN WITNESS WHEREOF, the Company by its appropriate officer, duly authorized, has executed this Amendment No. 2 as of this 23rd day of March, 2007.

CLEVELAND-CLIFFS INC

By:	/s/ Joseph A. Carrabba